                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT



    Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) : AUGUST 29, 1997
                                                   ---------------



                           ESSEX PROPERTY TRUST, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)



MARYLAND                              1-13106       77-0369576
--------                              -------       ----------

(State or other jurisdiction         (Commission   (I.R.S. Employer
of incorporation or organization)    File Number)  Identification No.)


              777 CALIFORNIA AVENUE, PALO ALTO, CALIFORNIA  94304
              ---------------------------------------------------
              (Address of principal executive offices)  (Zip Code)



Registrant's telephone number, including area code : (650) 494-3700
                                                     --------------

ITEM 5. OTHER EVENTS
--------------------
                             (Dollars in thousands)
1997 ACQUISITIONS
-----------------

On January 3, 1997, the Company acquired Wilshire Promenade, a 128 unit apartment community in Fullerton, California, for a contract price of $10,250. Wilshire Promenade Limited Partnership, a California limited partnership was the arms-length unrelated third party seller of the property.

On January 28, 1997, the Company acquired Tara Village, a 168 unit apartment community in Tarzana, California, for a contract price of $10,300. KLST Partnership, a California general partnership was the arms-length unrelated third party seller of the property.

On February 27, 1997, the Company acquired Foothill Gardens and Twin Creeks located in San Ramon, California, adding 176 units to the Company's portfolio. These properties were purchased for an aggregate contract price of $19,166. Dame Construction Company, Inc., a California corporation was the arms-length unrelated third party seller of the property.

On June 3, 1997, the Company purchased Kings Road, a 194 unit apartment community located in Los Angeles, California, for a contract price of $12,895. Kings Road Apartments, L.P., a California limited partnership was the arms-length unrelated third party seller of the property.

On June 23, 1997, the Company purchased Evergreen Heights, a 200 unit apartment community located in Kirkland, Washington, for a contract price of $15,800. In connection with this transaction the Company assumed a $9,404, 8.78% fixed interest rate loan. The loan matures in December, 2002. Lincoln Evergreen Limited Partnership, a Washington limited partnership was the arms-length third party seller of the property.

On June 25, 1997, the Company acquired Villa Scandia, a 118 unit apartment community located in Ventura, California, for a contract price of $5,160. Tiger Ventura County, L.P., a Delaware limited partnership was the arms-length third party seller of the property.

On June 26, 1997, the Company acquired Casa Del Mar, a 96 unit apartment community located in Pasadena, California, for a contract price of $6,075. CEI-Pasadena Partners, Ltd., a California limited partnership was the arms-length third party seller of the property.

On June 30, 1997, the Company, through an 85% interest in a newly formed limited partnership, acquired The Bluffs II, a 224 unit apartment community located in San Diego, California, for a contract price of $10,660. The property secures a loan from the Company of $7,672, which may be replaced by third party financing. The balance of the purchase price was paid by the issuance of (i) 18,473 limited partnership units of Essex Portfolio L.P. (valued at $544) (ii) payment of $493 in cash by the 15% partners in the newly formed partnership and (iii) Essex's cash investment. Lincoln-Bluffs II Associates, L.P., a California limited partnership was the arms-length third party seller of the property.

On July 15, 1997, the Company acquired The Village Apartments, a 122 unit apartment community, located in Oxnard, California, for a contract price of $7,720. Pacifica Village, Ltd., a California limited partnership was the arms-length third party seller of the property.

On August 6, 1997, the Company acquired a majority ownership interest in an additional 193 units located adjacent to the 371 unit Camarillo Oaks property which the Company has owned since 1996. The contract price of this property was $12,000. In connection with this transaction the Company assumed $8,915 of tax exempt variable rate bonds which mature in June 2018. Jimmie H. and Judy S. Shinohara and Camarillo Investments, Inc. a California corporation was the arms-length third party seller of the property.

On August 6, 1997, the Company acquired Park Place and Windsor Court Apartments, located in Los Angeles, California, adding 118 units to the Company's portfolio. These properties were purchased for an aggregate purchase price of $11,000. Detroit Properties, Inc., a California corporation was the arms-length third party seller of the property.

On August 21, 1997, the Company approved the acquisition of Huntington Breakers, a 342 unit apartment community located in Huntington Beach, California, for a contract price of $30,400. In connection with this transaction the Company will be assuming approximately $16,000 of tax exempt variable rate bonds which mature in July 2014. The anticipated acquisition date is September 30, 1997. Huntington Breakers Apartments Limited Partnership, a California limited partnership is the arms-length third party seller of the property.

The acquisitions were funded with proceeds from the Company's December 1996 and March 1997 Common Stock and Convertible Preferred Stock offerings, assumed loans or bonds secured by the properties as indicated above, the Company's lines of credit and the proceeds from dispositions of two of the Company's retail centers.


1997 DISPOSITIONS
-----------------

On April 23, 1997, the Company sold Cedar Mill Place, a retail shopping center located in Portland, Oregon for a gross sales price of $1,950 resulting in a gain of approximately $454. Tandem Properties, LLC was the arms-length third party purchaser of the property.

On May 15, 1997, the Company sold Wichita Towne Center, a retail shopping center located in Milwaukie, Oregon for a gross sales price of $1,617 resulting in a loss of $40. Hsu-Chin Cheng and Kou-Ping Cheng, Co-Trustees of The Cheng Family Trust was the arms-length third party purchaser of the property.

All of the acquisition and disposition transactions were arms-length transactions with unrelated third parties. In each case, the purchase price was based upon a number of factors, including historical and projected rental income, appropriate capitalization rates for similar properties, market comparables, prevailing market conditions in the area and extensive due diligence studies including review of financial operations and physical inspections.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS  PAGE
--------------------------------------------------------------------------  ----



(A) FINANCIAL STATEMENTS - (ATTACHMENT "A")                                  5
-------------------------------------------

Combined Historical Summary of Gross Income and Direct Operating Expenses for Wilshire Promenade, Tara Village, Evergreen Heights, The Bluffs II, The Village Apartments, Camarillo Lots 7, 8 and 9 and Huntington Breakers for the Year Ended December 31, 1996.

(B) PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION - UNAUDITED
----------------------------------------------------------------------
(ATTACHMENT "B")                                                            11
----------------

Pro forma condensed consolidated balance sheet for Essex Property Trust as of June 30, 1997 and the related pro forma condensed consolidated statements of operations for the six months ended June 30, 1997 and the year ended December 31, 1996.

(C) EXHIBITS
------------

None

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned, hereunto duly authorized.


                        ESSEX PROPERTY TRUST, INC.


                        By: /s/ Mark J. Mikl
                           ----------------------------------------------
                           Mark J. Mikl, Controller
                           (Principal Accounting Officer)

                        Date: August 29, 1997
                             --------------------------------------------

                                 ATTACHMENT "A"






              WILSHIRE PROMENADE, TARA VILLAGE, EVERGREEN HEIGHTS,
       THE BLUFFS II, THE VILLAGE APARTMENTS, CAMARILLO LOTS 7, 8, AND 9,
                       AND HUNTINGTON BREAKERS APARTMENTS



                Combined Historical Summary of Gross Income and
                           Direct Operating Expenses


                               December 31, 1996

                  (With Independent Auditors' Report Thereon)

                                 ATTACHMENT "A"


              WILSHIRE PROMENADE, TARA VILLAGE, EVERGREEN HEIGHTS,
       THE BLUFFS II, THE VILLAGE APARTMENTS, CAMARILLO LOTS 7, 8, AND 9,
                       AND HUNTINGTON BREAKERS APARTMENTS



                Combined Historical Summary of Gross Income and
                           Direct Operating Expenses


                          Year ended December 31, 1996



                                    CONTENTS




                                                                                      Page
                                                                                      ----

Independent Auditors' Report.........................................................   A-1

Combined Historical Summary of Gross Income and Direct Operating Expenses............   A-2

Notes to Combined Historical Summary of Gross Income and Direct Operating Expenses...   A-3


                          INDEPENDENT AUDITORS' REPORT




The Board of Directors
Essex Property Trust, Inc.:


We have audited the accompanying Combined Historical Summary of Gross Income and Direct Operating Expenses (the Summary) of Wilshire Promenade, Tara Village, Evergreen Heights, The Bluffs II, The Village Apartments, Camarillo Lots 7, 8, and 9, and Huntington Breakers Apartments (the Properties) for the year ended December 31, 1996. The Summary is the responsibility of management. Our responsibility is to express an opinion on the Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall Summary presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Summary was prepared to comply with the requirements of rule 3-14 of Regulation S-X of the Securities and Exchange Commission and excludes certain expenses, described in note 1, that would not be comparable to those resulting from the proposed future operations of the property.

In our opinion, the Summary referred to above presents fairly, in all material respects, the combined gross income and direct operating expenses, exclusive of expenses described in note 1, of Wilshire Promenade, Tara Village, Evergreen Heights, The Bluffs II, The Village Apartments, Camarillo Lots 7, 8, and 9, and Huntington Breakers Apartments for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



San Francisco, California

August 15, 1997                                 KPMG Peat Marwick LLP


                                   Page A-1

              WILSHIRE PROMENADE, TARA VILLAGE, EVERGREEN HEIGHTS,
       THE BLUFFS II, THE VILLAGE APARTMENTS, CAMARILLO LOTS 7, 8, AND 9,
                       AND HUNTINGTON BREAKERS APARTMENTS



                Combined Historical Summary of Gross Income and
                           Direct Operating Expenses



                          Year ended December 31, 1996




Revenue:

    Rental income                                    $12,278,673
    Other                                                441,916
                                                     -----------

                                                      12,720,589
                                                     -----------

Operating expenses:
    Salaries                                           1,060,069
    Maintenance and repairs                            1,144,514
    Real estate taxes                                    762,261
    Utilities                                            778,672
    Administrative                                       218,680
    Advertising                                          153,264
    Insurance                                            240,419
    Interest                                           2,696,167
    Other                                                172,197
                                                     -----------
                                                       7,226,243
                                                     -----------

Operating income                                      $5,494,346
                                                     ===========



                                   Page A-2

              WILSHIRE PROMENADE, TARA VILLAGE, EVERGREEN HEIGHTS,
       THE BLUFFS II, THE VILLAGE APARTMENTS, CAMARILLO LOTS 7, 8, AND 9,
                       AND HUNTINGTON BREAKERS APARTMENTS



            Notes to Combined Historical Summary of Gross Income and
                           Direct Operating Expenses


                          Year ended December 31, 1996



(1) PROPERTIES AND ACCOUNTING PRESENTATION


    The Combined Historical Summary of Gross Income and Direct Operating Expenses has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and relates to the operations of Wilshire Promenade, a 128 unit apartment community located in Fullerton, California; Tara Village, a 168 unit apartment building located in Tarzana, California; Evergreen Heights, a 200 unit apartment community located in Kirkland, Washington; The Bluffs II, a 224 unit apartment community located in San Diego, California; The Village Apartments, a 122 unit apartment community located in Oxnard, California; Camarillo Lots 7, 8, and 9, three apartment buildings comprising 193 units, located in Camarillo, California; and Huntington Breakers Apartments, a 342 unit apartment building located in Huntington Beach, California.


    The following represents the date each property was acquired:


                                                             1997
                                                             ----

        Wilshire Promenade                                January 3
        Tara Village                                      January 28
        Evergreen Heights                                    June 23
        The Bluffs II                                        June 30
        The Village Apartments                               July 15
        Camarillo Lots 7, 8, and 9                          August 6
        Huntington Breakers Apartments          approved acquisition

    In accordance with Rule 3-14, direct operating expenses are presented exclusive of depreciation, management fees and income taxes as these expenses would not be comparable to the proposed future operations of the properties. Interest expense is included for Evergreen Heights, Camarillo Lots 7, 8, and 9 and Huntington Breakers as debt instruments were assumed in connection with the acquisition (or probable acquisition) of these properties.

    The acquisition of the properties may result in a new valuation for purposes of determining future property tax assessments.


                                                                     (Continued)
                                   Page A-3

              WILSHIRE PROMENADE, TARA VILLAGE, EVERGREEN HEIGHTS,
       THE BLUFFS II, THE VILLAGE APARTMENTS, CAMARILLO LOTS 7, 8, AND 9,
                       AND HUNTINGTON BREAKERS APARTMENTS



            Notes to Combined Historical Summary of Gross Income and
                           Direct Operating Expenses



    Rental revenue is recognized on the accrual basis of accounting. Tenant leases are generally for a one year period or less.


(2) ESTIMATED TAXABLE OPERATING RESULTS AND CASH TO BE MADE AVAILABLE BY OPERATIONS (UNAUDITED)


    Pro forma cash available from operations and pro forma taxable income for the twelve months ended June 30, 1997 are shown below. Pro forma taxable operating results are derived by deducting depreciation. However, in any year in which Essex Property Trust, Inc. (the Company) qualifies as a real estate investment trust (REIT) under Sections 856 to 860 of the Internal Revenue Code of 1986, as amended (the Code), in general it is not subject to federal income tax on that portion of its income that it distributes to stockholders. The Company believes it qualifies under the code as a REIT. Depreciation expense was estimated considering the purchase price of each property and the appropriate income tax depreciation method.




       Revenues                                    $12,886,007

       Operating expenses                            7,562,855
                                                   -----------
       Cash available from operations                5,323,152
       Depreciation expense                          1,821,188
                                                   -----------

       Taxable income                              $ 3,501,964
                                                   ===========

                                   Page A-4

                                 ATTACHMENT "B"

                           ESSEX PROPERTY TRUST, INC.
       PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION - UNAUDITED


                               TABLE OF CONTENTS

                                                                                                   PAGE
                                                                                                   ----

Pro Forma Condensed Consolidated Balance Sheet as of June 30, 1997                                 B-1
Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 1997    B-2

Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 1996      B-3

Notes to Pro Forma Condensed Consolidated Financial Information                                    B-4


                          ESSEX PROPERTY TRUST, INC.
                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                             AS OF  JUNE 30, 1997
                                  (Unaudited)
          (Dollars in thousands, except shares and per share amounts)

                                                             PRO FORMA
                                                          ADJUSTMENTS (2)
                                                            ACQUISITION
                                          HISTORICAL         PROPERTY        PRO FORMA
                                          ----------      ---------------    ---------
ASSETS
Real estate
  Rental properties
    Land and land improvements            $130,657            $ 15,280       $145,937
    Buildings and improvements             401,452              45,840        447,292
                                          --------            --------       --------
                                           532,109              61,120        593,229
  Less accumulated depreciation            (52,942)                  0        (52,942)
                                          --------            --------       --------
                                           479,167              61,120        540,287
  Investments                                3,022                   0          3,022
                                          --------            --------       --------
                                           482,189              61,120        543,309

Cash and cash equivalents                   19,827              (7,814)        12,013
Notes and other receivables                 18,734                   0         18,734
Other assets                                10,605                  89         10,694
                                          --------            --------       --------
                                          $531,355            $ 53,395       $584,750
                                          ========            ========       ========

LIABILITIES AND STOCKHOLDERS' EQUITY
Mortgage notes and bonds payable          $179,932            $ 24,915       $204,847
Lines of credit                                  0              27,400         27,400
Accounts payable and accrued liabilities    14,216                   0         14,216
Dividends payable                            7,220                   0          7,220
Other liabilities                            3,328                   0          3,328
                                          --------            --------       --------
  Total liabilities                        204,696              52,315        257,011

Minority interest                           26,255               1,080         27,335

STOCKHOLDERS' EQUITY
  8.75% convertible preferred stock,
   series 1996A, $.001 par value,
   1,600,000 authorized, 800,000
   issued and outstanding                        1                   0              1
  Common stock, $.0001 par value,
   668,400,000 shares authorized,
   8,805,500 shares issued and
   outstanding                                   1                   0              1
  Additional paid in capital               334,483                   0        334,483
  Accumlulated deficit                     (34,081)                  0        (34,081)
                                          --------            --------       --------
                                           300,404                   0        300,404
                                          --------            --------       --------
                                          $531,355            $ 53,395       $584,750
                                          ========            ========       ========

See accompanying notes to pro forma condensed consolidated financial information

                                   Page B-1

                                     ESSEX
                             PROPERTY TRUST, INC.
                       PRO FORMA CONDENSED CONSOLIDATED
                            STATEMENT OF OPERATIONS
                    FOR THE SIX MONTHS ENDED JUNE 30, 1997
                                  (Unaudited)
                     (Dollars in thousands, except shares
                            and per share amounts)



                                                                   PRO FORMA ADJUSTMENTS(3)
                                                           ----------------------------------------
                                                                ACQUISITION            DISPOSITION
                                             HISTORICAL         PROPERITIES            PROPERITIES       PRO FORMA
                                        --------------------------------------------------------------------------
REVENUES
  Rental                                    $    35,709         $    7,772             $    225          $ 43,256
  Interest and other income                       2,422                 69                    0             2,491
                                            -----------         ----------             --------          --------
                                                 38,131              7,841                  225            45,747
EXPENSES
  Property operating expenses
    Maintenance and repairs                       3,087                789                   38             3,838
    Real estate taxes                             2,902                661                   16             3,547
    Utilities                                     2,280                603                   22             2,861
    Administrative                                2,352                550                    0             2,902
    Advertising                                     552                 78                    0               630
    Insurance                                       464                121                    2               583
    Depreciation and amortization                 6,308              1,479                    0             7,787
                                            -----------         ----------             --------          --------
                                                 17,945              4,281                   78            22,148
  Interest                                        6,230              2,001                    0             8,231
  Amortization of deferred financing                255                  9                    0               264
   cost
  General and administrative                      1,051                  0                    0             1,051
  Loss from hedge termination                         0                  0                    0                 0
                                            -----------         ----------             --------          --------
    Total expenses                               25,481              6,291                   78            31,694
                                            -----------         ----------             --------          --------
Income before gain on sales of real
 estate, minority interest and
 extraordinary item                              12,650              1,550                  147            14,053

Gain on sales of real estate                        414                  0                  414                 0
                                            -----------         ----------             --------          --------
Income before minority interest and
  extraordinary item                             13,064              1,550                  561            14,053

Minority interest                                (1,838)              (257)                 (18)           (2,077)
                                            -----------         ----------             --------          --------
Income before extraordinary item                 11,226              1,293                  543            11,976

Extraordinary item                                 (104)                 0                    0              (104)
                                            -----------         ----------             --------          --------
Net income                                  $    11,122         $    1,293             $    543          $ 11,872
                                            ===========         ==========             ========        ==========
PER SHARE DATA
  Net income per share from operations
    before extraordinary item               $      0.81                                                  $   0.87
  Extraordinary item - debt
   extinguishment                                 (0.01)                                                    (0.01)
                                            -----------                                                  --------
  Net income per share                      $      0.80                                                  $   0.86
                                            ===========                                                ==========

Weighted average number of shares
  outstanding during the period              12,764,917                                                13,774,154
                                            ===========                                                ==========

SUPPLEMENTAL INFORMATION - FUNDS FROM
 OPERATIONS
  Income before minority interest          $     12,960         $    1,550             $    561      $     13,949
  Adjustments
    Depreciation and amortization                 6,308              1,479                    0             7,787
    Adjustment for unconsolidated
      joint ventures                                448                  0                    0               448
    Non-recurring items, including gain
      on sales of real estate and loss from
      hedge termination and
      extraordinary item                           (310)                 0                 (414)             104
    Minority interest                              (280)                 0                    0             (280)
                                            -----------         ----------             --------         --------
    Funds from operations                  $     19,126         $    3,029             $    147      $    22,008
                                            ===========         ==========             ========          ========

                         See accompanying notes to pro forma condensed consolidated financial information

                                                             Page B-2

                                     ESSEX
                             PROPERTY TRUST, INC.
                       PRO FORMA CONDENSED CONSOLIDATED
                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1996
                                  (Unaudited)
                     (Dollars in thousands, except shares
                            and per share amounts)


                                                                   PRO FORMA ADJUSTMENTS(3)
                                                           ----------------------------------------
                                                                ACQUISITION            DISPOSITION
                                             HISTORICAL         PROPERITIES            PROPERITIES      PRO FORMA
                                        -------------------------------------------------------------------------
REVENUES
  Rental                                   $     47,780           $    19,980           $      578     $   67,182
  Interest and other income                       2,913                   386                    0          3,299
                                           ------------           -----------           ----------     ----------
                                                 50,693                20,366                  578         70,481
EXPENSES
  Property operating expenses
    Maintenance and repairs                       4,341                 1,979                   90          6,230
    Real estate taxes                             3,790                 1,733                   46          5,477
    Utilities                                     3,175                 1,502                   47          4,630
    Administrative                                2,911                 1,397                   (0)         4,308
    Advertising                                     653                   236                    0            889
    Insurance                                       635                   355                    8            982
    Depreciation and amortization                 8,855                 3,684                   91         12,448
                                           ------------           -----------           ----------     ----------
                                                 24,360                10,886                  282         34,964
  Interest                                       11,442                 4,032                    0         15,474
  Amortization of deferred financing
   costs                                            639                    17                    0            656
  General and administrative                      1,717                     0                    0          1,717
  Loss from hedge termination                        42                     0                    0             42
                                           ------------           -----------           ----------     ----------
    Total expenses                               38,200                14,935                  282         52,853
                                           ------------           -----------           ----------     ----------

Income before gain on sales of real
 estate, minority interest and
 extraordinary item                              12,493                 5,431                  296         17,628
Gain on sales of real estate                      2,477                     0                    0          2,477
                                           ------------           -----------           ----------     ----------

Income before minority interest and
  extraordinary item                             14,970                 5,431                  296         20,105

Minority interest                                (2,648)               (1,038)                 (41)        (3,645)
                                           ------------           -----------           ----------     ----------
Income before extraordinary item                 12,322                 4,393                  255         16,460

Extraordinary item                               (3,441)                    0                    0         (3,441)
                                           ------------           -----------           ----------     ----------
Net income                                 $      8,881           $     4,393           $      255     $   13,019
                                           ============           ===========           ==========     ==========
PER SHARE DATA
  Net income per share from operations
    before extraordinary item              $       1.50                                                $     1.69
  Extraordinary item - debt
   extinguishment                                 (0.38)                                                    (0.30)
                                           ------------                                                ----------
  Net income per share                     $       1.12                                               $      1.39
                                           ============                                                ==========
Weighted average number of shares
  outstanding during the period               7,347,527                                                 9,366,000
                                           ============                                                ==========

SUPPLEMENTAL INFORMATION - FUNDS FROM
 OPERATIONS
  Income before minority interest          $     11,529            $    5,431          $       296     $   16,664
  Adjustments
    Depreciation and amortization                 8,855                 3,684                   91         12,448
    Adjustment for unconsolidated
      joint ventures                                508                     0                    0            508
    Non-recurring items, including gain
     on sales of real estate and loss from
     hedge termination and
     extraordinary item                           1,006                     0                    0          1,006
    Minority interest                              (560)                    0                    0           (560)
                                           ------------           -----------           ----------     ----------
    Funds from operations                 $      21,338   $             9,115   $              387   $     30,066
                                           ============           ===========           ==========     ==========

                         See accompanying notes to pro forma condensed consolidated financial information

                                                             Page B-3

                           ESSEX PROPERTY TRUST, INC.
        NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

                      JUNE 30, 1997 AND DECEMBER 31, 1996
                                  (Unaudited)
          (Dollars in thousands, except shares and per share amounts)

(1) - OVERVIEW
--------------

Between January 1, 1997 and August 25,1997, Essex directly acquired thirteen multifamily properties at an aggregate contract price of $121,026. In addition, Essex currently has a multifamily property which would be considered a probable acquisition at a contract price of $30,400. During this period, the Company disposed of two retail properties for proceeds of $3,567. Greater details regarding these property transactions are included in Item 5 of this form 8-K filing.

On March 31, 1997, Essex completed the sale of 2,000,000 shares of its Common Stock to Cohen & Steers at a price of $29.125 per share. Net proceeds from the sale were $58,125.

On June 20, 1997, Essex completed the second phase of the Tiger/Westbrook transaction with the sale of an additional $20,000 of its Convertible Preferred Stock, to Tiger/Westbrook. Gross proceeds from the sale were $20,000.

The following unaudited pro forma condensed consolidated balance sheet as of December 31, 1996 and pro forma condensed consolidated statements of operations for the six months ended June 30, 1997 and the year ended December 31, 1996, are presented as if the property and equity transactions stated above occurred on January 1, 1996.

(2) - PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET ADJUSTMENTS
----------------------------------------------------------------

The pro forma condensed consolidated balance sheet as of June 30, 1997 includes nine acquisitions with an aggregate cost of $90,306 in the historical column and pro forma adjustments for four property acquisitions and one probable acquisition all subsequent to June 30, 1997 with an aggregate cost of $61,120. Real estate investments were increased by $151,426 based on the contracted acquisition prices. It is assumed that 75% of the increase in real estate investment will be allocated to buildings and improvements for purposes of depreciation.

The detail of the increase in real estate investment based on properties acquisition since July 1, 1997 is as follows:

The Village                                   $ 7,720
Camarillo Oaks additional 193 units           $12,000
Park Place / Windsor Court (2 properties)     $11,000
Huntington Breakers (probable acquisition)    $30,400

The Village Apartments acquisition was funded with proceeds from the 1997 equity transactions.

The additional 193 units at Camarillo Oaks acquisition was funded with approximately $8,915 of assumed tax exempt variable rate bonds and the balance with the Company's lines of credit.

The Park Place / Windsor Court acquisition was funded with the Company's lines of credit.

The Huntington Breakers is anticipated to be funded with approximately $16,000 of assumed tax exempt variable rate bonds and the balance with the Company's lines of credits.


                                    Page B-4

                           ESSEX PROPERTY TRUST, INC.
        NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

                      JUNE 30, 1997 AND DECEMBER 31, 1996
                                  (Unaudited)
          (Dollars in thousands, except shares and per share amounts)


(3) - PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS ADJUSTMENTS
----------------------------------------------------------------------------

The pro forma condensed consolidated statements of operations for the six months ended June 30, 1997 and year ended December 31, 1996 include the following pro forma adjustments:

For Wilshire Promenade, acquired on January 3, 1997, pro forma adjustment was made by annualizing the six months of actual operating income through June 30, 1997 for inclusion in the six months ended June 30, 1997 and the twelve months ended December 31, 1996.

For Tara Village, acquired on January 28, 1997, pro forma adjustment was made by annualizing the five months of actual operating income through June 30, 1997 for inclusion in the six months ended June 30, 1997 and the twelve months ended December 31, 1996.

For Foothill Gardens and Twin Creeks, acquired on February 27, 1997, pro forma adjustment was made by annualizing the four months actual operating income through June 30, 1997 for inclusion in the six months ended June 30, 1997 and the twelve months ended December 31, 1996.

For Cedar Mill and Wichita Towne Center shopping centers, the pro forma adjustment reflects the elimination of the actual results of operations.

For Kings Road, Casa Del Mar, Evergreen Heights, Villa Scandia, The Bluffs II, The Village Apartments, additional 193 units at Camarillo Oaks, Park Place, Windsor Court and Huntington Breakers, pro forma adjustments incorporated into the six months ended June 30, 1997 or the twelve months ended December 31, 1996 is based on the respective properties semi-annualized or annualized internal operating budgets.



                                    Page B-5